Exhibit 10.1

Execution Version

THE HONEST COMPANY, INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of June 11, 2018, by and among THE HONEST COMPANY, INC., a Delaware corporation (the “Company”), each of the persons and entities identified on Schedule A attached hereto (the “Series A Investors”), each of the persons and entities identified on Schedule B attached hereto (the “Series A-1 Investors”), each of the persons and entities identified on Schedule C attached hereto (the “Series B Investors”), each of the persons and entities identified on Schedule D attached hereto (the “Series C Investors”), each of the persons and entities identified on Schedule E attached hereto (the “Series D Investors”), each of the persons and entities identified on Schedule F attached hereto (the “Series E Investors” and together with the Series A Investors, Series A-1 Investors, the Series B Investors, the Series C Investors and the Series D Investors, the “Prior Investors”) and each of the persons and entities identified on Schedule G attached hereto (the “Series F Investors” and together with the Prior Investors, the “Investors”). The Company and each of the Investors are a “party” and collectively are the “parties.”

WHEREAS, the Prior Investors are party to an Amended and Restated Investors’ Rights Agreement dated September 28, 2017 (the “Prior Agreement”).

WHEREAS, the parties to such Prior Agreement desire to amend and restate the Prior Agreement and to accept the rights and covenants hereof in lieu of the rights and covenants under the Prior Agreement; and

WHEREAS, the parties desire to enter into this Agreement in order to grant registration, information rights and other rights to the Investors as set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth in this Agreement, the parties hereto agree as follows:

1. Restrictions on Transferability of Securities; Registration Rights.

1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

(a) “AllianceBernstein Investors” shall mean any Investors advised or subadvised by AllianceBernstein L.P. or one of its affiliates.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c) “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(d) “Common Stock” shall mean the Company’s common stock, par value $0.0001 per share.

(e) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(f) “Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, domestic partner, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships.

(g) “Fidelity Investors” shall mean any Investors advised or subadvised by Fidelity Management & Research Company or one of its affiliates.

(h) “Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405 under the Securities Act.

(i) “Glade Brook Investors” means Glade Brook Private Investors VII LLC and any other Investor advised or subadvised by Glade Brook Capital Partners LLC.

(j) “Holder” shall mean any person or entity who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Sections 1.2 and 1.12 hereof.

(k) “Initial Public Offering” shall mean the closing of the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

(l) “Initiating Holders” shall mean the Majority Initiating Holders or the LCP Initiating Holders, as applicable.

(m) “LCP Initiating Holders” shall mean any LCP Investor, so long as it and its affiliates collectively hold at least 1,200,000 Registrable Securities.

(n) “LCP Investors” means THC Shared Abacus, LP and any other Investor advised or subadvised by C8 Management, L.L.C.

(o) “Major Holder” shall mean (i) any Holder that holds at least 1,200,000 Shares or, in the case of Iconiq Capital 600,000 Shares, subject to subsequent adjustment for stock splits, stock dividends, reverse stock splits, recapitalizations and the like, (ii) any Wellington Investor, (iii) any Fidelity Investor, (iv) Dragoneer Global Fund L.P. and its affiliates, so long as it and its affiliates collectively hold at least 65,000 Shares, (v) Glade Brook Capital Partners LLC, so long as it and its affiliates collectively hold at least 400,000 Shares, (vi) any AllianceBernstein Investor (provided that for purposes of Section 3 of this Agreement, any AllianceBernstein Investor shall only be a Major Holder so long as the AllianceBernstein Investors collectively hold at least 200,000 Shares) and (vii) any LCP Investor, so long as it and its affiliates collectively hold at least 1,200,000 Shares.

(p) “Majority Initiating Holders” shall mean any Holder or Holders who in the aggregate hold not less than a majority of the outstanding Registrable Securities (including a majority of the outstanding Registrable Securities not then held by LCP Investors).

(q) “Other Shares” shall mean shares of Common Stock of the Company (other than Registrable Securities), including shares of Common Stock issued or issuable upon conversion of shares of any currently unissued series of preferred stock of the Company, with registration rights.

(r) “Other Stockholders” shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

(s) “Preferred Stock” shall mean the Series A Preferred Stock, the Series A-1 Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock.

(t) “Registrable Securities” shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares; (ii) with respect to any holder of Shares (or shares of Common Stock issued pursuant to the conversion of Shares), any shares of Common Stock acquired by such holder (or its assignor) on or around the same date as such holder (or its assignor) purchased Shares from the Company; and (iii) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in clauses (i) or (ii) above; provided, however, that Registrable Securities shall not include any shares of Common Stock which have been sold to the public either pursuant to a registration statement or Rule 144, which have been transferred in a transaction in which the transferor’s registration rights under this Agreement are not assigned, or with respect to which the registration rights under this Agreement have terminated pursuant to Section 1.16 hereof.

(u) “Register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

(v) “Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, and fees and disbursements of one special counsel for the Holders (not to exceed $25,000), but shall not include Selling Expenses and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

(w) “Restricted Securities” shall mean any Registrable Securities required to bear the first legend set forth in Section 1.2(c) hereof.

(x) “Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(y) “Rule 145” shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(z) “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(aa) “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

(bb) “Series F Director” means any director of the Company that the holders of record of the Series F Preferred Stock are entitled to elect pursuant to the Company’s Certificate of Incorporation.

(cc) “Series A Preferred Stock” shall mean the Company’s Series A Preferred Stock, par value $0.0001 per share.

(dd) “Series A-1 Preferred Stock” shall mean the Company’s Series A-1 Preferred Stock, par value $0.0001 per share.

(ee) “Series B Preferred Stock” shall mean the Company’s Series B Preferred Stock, par value $0.0001 per share.

(ff) “Series C Preferred Stock” shall mean the Company’s Series C Preferred Stock, par value $0.0001 per share.

(gg) “Series D Preferred Stock” shall mean the Company’s Series D Preferred Stock, par value $0.0001 per share.

(hh) “Series E Preferred Stock” shall mean the Company’s Series E Preferred Stock, par value $0.0001 per share.

(ii) “Series F Preferred Stock” shall mean the Company’s Series F Preferred Stock, par value $0.0001 per share.

(jj) “Shares” shall mean shares of the Preferred Stock.

(kk) “S-3 Initiating Holders” shall mean (i) any Holder or Holders who in the aggregate hold not less than a majority of the outstanding Registrable Securities (including a majority of the outstanding Registrable Securities not then held by LCP Investors) or (ii) any LCP Investor, so long as it and its affiliates collectively hold at least 1,200,000 Registrable Securities.

(ll) “Wellington Investors” shall mean each of Alpha Opportunities Fund, Alpha Opportunities Trust, SA Wellington Capital Appreciation Portfolio, Hartford Capital Appreciation HLS Fund, Hartford Global Capital Appreciation Fund, Hartford Growth Opportunities HLS Fund, SA Multi-Managed Mid Cap Growth Portfolio, Mid Cap Stock Fund, Mid Cap Stock Trust, The Hartford Capital Appreciation Fund, The Hartford Growth Opportunities Fund, John Hancock Variable Insurance Trust Small Cap Growth Trust, John Hancock Pension Plan, John Hancock Funds II Small Cap Stock Fund, The Hartford Small Company Fund, Hartford Small Company HLS Fund, MassMutual Select Small Cap Growth Equity Fund, Eversource Retirement Plan Master Trust, MML Small Cap Growth Equity Fund and their respective permitted successors and assigns.

1.2 Restrictions on Transfer.

(a) Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 1.2, provided and to the extent this Section 1.2 is then applicable, and:

(i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

Notwithstanding the foregoing, the Company shall not require any transferee of shares pursuant to an effective registration statement or Rule 144 to be bound by the terms of this Agreement if the transferred shares do not remain Registrable Securities hereunder following such transfer.

(b) Notwithstanding the provisions of Section 1.2(a) hereof, no such registration statement or opinion of counsel shall be necessary for a transaction involving a transfer without consideration by a Holder that is (i) a partnership transferring to its partners or former partners in accordance with their partnership interests, (ii) a corporation transferring to its stockholders in accordance with their interests in the corporation, (iii) a limited liability company transferring to its members or former members in accordance with their limited liability company interests, or (iv) an individual transferring to a Family Member of a Holder or a trust for the benefit of such Holder or Family Member, provided that in each case the transferee agrees to be subject to the terms of this Agreement to the same extent as if such transferee were an original Holder hereunder.

(c) Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT OF THE COMPANY FILED UNDER THE ACT, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

(d) The Company shall be obligated to reissue certificates without the first legend referred to in Section 1.2(c) hereof at the request of any Holder thereof if (i) the Holder shall have (A) obtained an opinion of counsel at such Holder’s expense reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend, and (B) delivered such securities to the Company or its transfer agent, or (ii) such securities are registered under the Securities Act. Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal

1.3 Requested Registration.

(a) If the Company (i) shall receive from the Majority Initiating Holders, at any time or times after the earlier of (x) three (3) years after the date hereof or (y) six (6) months after the effective date of the registration statement for the Initial Public Offering, or (ii) shall receive from the LCP Initiating Holders at any time or times after six (6) months after the effective date of the registration statement for the Initial Public Offering, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the aggregate offering price to the public of which exceeds $10,000,000, the Company shall:

(i) within ten (10) days of receipt thereof, give written notice of the proposed registration to all other Holders; and

(ii) as soon as practicable, and in any event within ninety (90) days of receipt of such request, file a registration statement covering such Registrable Securities of the Initiating Holders as are specified in such request, together with the Registrable Securities of other Holders joining in such request as are specified in a written request received by the Company within ten (10) days after such written notice from the Company is given, and use commercially reasonable efforts to effect such registration.

(b) The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.3:

(i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(ii) after the Company has effected (x) two (2) such registrations initiated by the Majority Initiating Holders and (y) three (3) such registrations initiated by the LCP Initiating Holders, in each case pursuant to this Section 1.3 (counting for these purposes only registrations which have been declared or ordered effective and registrations which have been withdrawn by the Holders as to which the Holders have not elected to bear the Registration Expenses pursuant to Section 1.6 hereof and would, absent such election, have been required to bear such expenses);

(iii) in a given nine (9) month period, after the Company has effected one (1) such registration in any such period;

(iv) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, a Company-initiated registration (or six (6) months after the effective date of the registration statement if it is for an Initial Public Offering), provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective; or

(v) if the Initiating Holders propose to dispose of Registrable Securities which may be registered on Form S-3 pursuant to a request made under Section 1.5 hereof.

(c) If the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company (the “Board”) it would be materially detrimental to the Company for such registration statement to be filed in the near future and that it is therefore in the best interests of the Company to defer the filing of such registration statement, the Company shall have the right to defer such filing for the period during which such disclosure would be materially detrimental, provided that the Company may not defer such filing for a period of more than ninety (90) days after receipt of the request of the Initiating Holders. The Company may not defer its obligation in this manner more than once in any twelve (12) month period.

(d) The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 1.14 hereof, include Other Shares held by Other Stockholders and may include securities of the Company being sold for the account of the Company.

(e) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 1.3(a) hereof and the Company shall include such information in the written notice referred to in Section 1.3(a) hereof. The underwriter or underwriters shall be selected by Initiating Holders holding a majority of the Registrable Securities held by all Initiating Holders (or, if an LCP Investor is the Initiating Holder, the LCP Investor) and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall, together with the Company, enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

(f) Notwithstanding any other provision of this Section 1.3, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of securities to be underwritten, the Initiating Holders shall so advise all holders of Registrable Securities that would otherwise be underwritten, and the number of securities to be included in the underwriting shall be allocated in accordance with Section 1.14 hereof. If a person who has requested inclusion in such registration as provided herein does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders, and the securities so excluded shall be withdrawn from such registration. If securities are so withdrawn from the registration and if the number of securities to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 1.3(f), the Company shall offer to all Holders or Other Stockholders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of securities so withdrawn, with such securities to be allocated among such Holders or Other Stockholders requesting additional inclusion in accordance with Section 1.14 hereof.

1.4 Company Registration.

(a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than a registration pursuant to Section 1.3 or 1.5 hereof, a registration related to the Company’s Initial Public Offering of its Common Stock where the Company has determined pursuant to Section 1.4(c) hereof to exclude selling stockholders, a registration relating solely to employee benefit plans, a registration relating to the offer and sale of debt securities, or a registration relating solely to a Rule 145 transaction) the Company shall:

(i) promptly give to each Holder written notice thereof; and

(ii) use commercially reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 1.4(b) hereof, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within ten (10) days after the written notice from the Company described in clause (i) above is given by the Company. Such written request may specify all or a part of a Holder’s Registrable Securities.

(b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.4(a)(i) hereof. In such event, the right of any Holder to include Registrable Securities in such registration pursuant to this Section 1.4 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

(c) Notwithstanding any other provision of this Section 1.4, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of securities sold other than by the Company, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. If the registration is with respect to the Company’s Initial Public Offering, the Company may limit, to the extent so advised by the underwriters, the amount of securities (including Registrable Securities) to be included in the registration by the Company’s stockholders (including the Holders), or may exclude, to the extent so advised by the underwriters, such underwritten securities entirely from such registration (provided that all Other Stockholders shall be excluded first from such offering). If such registration is with respect to any subsequent Company-initiated registered offering of the Company’s securities to the general public, the Company may limit, to the extent so advised by the underwriters in writing, the amount of securities to be included in the registration by the Company’s stockholders (including the Holders); provided, however, that the number of Registrable Securities to be included in such registration by the Company’s stockholders (including the Holders) may not be so reduced to less than twenty-five percent (25%) of the total number of all securities included in such registration (provided that all Other Stockholders shall be excluded first from such offering). The Company shall so advise all holders of securities requesting registration, and the number of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 1.14 hereof. If any person does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company or the underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If securities are so withdrawn from the registration and if the number of securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of securities so withdrawn, with such securities to be allocated among the persons requesting additional inclusion in accordance with Section 1.14 hereof. To facilitate the allocation of securities in accordance with the above provisions, the Company or the underwriter(s) may round the number of securities allocated to any Holder to the nearest 100 shares.

(d) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.4 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

1.5 Registration on Form S-3.

(a) After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 1, the S-3 Initiating Holders shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of Registrable Securities to be disposed of and the intended methods of disposition of such securities by such Holder or Holders); provided, however, that the Company shall not be obligated to effect any such registration:

(i) if the S-3 Initiating Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $1,000,000;

(ii) if the Company shall furnish the certification described in Section 1.3(c) hereof (but subject to the limitations set forth therein);

(iii) in a given twelve (12) month period, after the Company has effected two (2) such registration in any such period; or

(iv) in the circumstances described in Sections 1.3(b)(i) or 1.3(b)(iii) hereof.

(b) If a request complying with the requirements of Section 1.5(a) hereof is delivered to the Company, the provisions of Sections 1.3(a)(i) and (ii) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 1.3(e) and 1.3(f) hereof shall apply to such registration.

1.6 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 1.3, 1.4 and 1.5 hereof shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Sections 1.3 and 1.5 hereof if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered or because a sufficient number of Holders shall have withdrawn so that the minimum offering conditions set forth in Sections 1.3 and 1.5 hereof are no longer satisfied (in which case all participating Holders shall bear such expenses pro rata among such Holders based on the number of Registrable Securities requested to be so registered), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to a demand registration pursuant to Section 1.3 or 1.5 hereof, as applicable; provided further, however, that if such withdrawal occurs prior to the date the registration statement shall have become effective and is based upon material adverse information relating to the Company that is different from the information known to the Holders requesting registration at the time of their request for registration under Section 1.3 or 1.5 hereof, such registration shall not be treated as a counted registration for purposes of Section 1.3 or 1.5 hereof, as applicable, even though the Holders do not bear the Registration Expenses for such registration. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of securities so registered on their behalf.

1.7 Registration Procedures. In the case of each registration effected by the Company pursuant to Section 1.3, 1.4 or 1.5 hereof, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use commercially reasonable efforts to:

(a) Keep such registration effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, subject to compliance with SEC rules, such one hundred twenty (120) day period shall be extended for so long as is necessary to keep the registration statement effective until all such Registrable Securities are sold;

(b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(c) Furnish, (i) to the Holder’s legal counsel, copies of the registration statement and the prospectus included therein (including each preliminary prospectus), in each case including all exhibits thereto, proposed to be filed and provide such legal counsel a reasonable opportunity to review and comment on such registration statement and (ii) to the Holder and the underwriters, such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by it;

(d) Furnish such number of copies of a prospectus, including a preliminary prospectus, and any Free Writing Prospectus, including any amendments or supplements thereto, and other documents incident thereto, as a Holder from time to time may reasonably request in order to facilitate the distribution of such Holder’s Registrable Securities;

(e) If requested by the managing underwriter or underwriters, if any, or the Holder, promptly include in any prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters, if any, or the Holder may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after the Company has received such request;

(f) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus or Free Writing Prospectus (to the extent prepared by or on behalf of the Company) relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus or Free Writing Prospectus (to the extent prepared by or on behalf of the Company) as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

(g) Use commercially reasonable efforts to obtain as promptly as reasonably practicable the withdrawal of, any stop order with respect to the applicable registration statement or other order suspending the use of any preliminary or final prospectus;

(h) Cause all such Registrable Securities registered hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(i) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(j) In connection with any underwritten offering pursuant to a registration statement filed pursuant to this Section 1, the Company will enter into an underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions;

(k) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, (i) on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the closing date of the applicable sale, (i) (A) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and (B) a

“negative assurances letter,” dated such date of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, in each case, addressed to the underwriters, if any, or, if requested, in the case of a non-underwritten offering, to the broker, placement agent or other agent of the Holders assisting in the sale of the Registrable Securities, (ii) on the pricing and closing date, respectively, of the applicable offering or sale a “cold comfort” and “bring-down” letter, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, or, if requested, in the case of a non-underwritten offering, to the broker, placement agent or other agent of the Holders assisting in the sale of the Registrable Securities and (iii) customary certificates executed by authorized officers of the Company as may be requested by any Holder or any underwriter of such Registrable Securities;

(l) Make available to the appropriate representatives of the underwriters, if any, and any Holder access to such information and Company personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act;

(m) In connection with an underwritten offering pursuant to a registration statement filed pursuant to this Section 1, make available the executive officers of the Company to participate with the Holders of Registrable Securities and any underwriters in any “road shows” or other marketing and selling efforts that may be reasonably requested by the Holders in connection with the methods of distribution for the Registrable Securities;

(n) Register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(o) Cooperate with the Holders and each underwriter or agent participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority (“FINRA”), including the use of commercially reasonable efforts to obtain FINRA’s pre-clearance or pre-approval of the registration statement and applicable prospectus upon filing with the Commission; and

(p) Use its commercially reasonable efforts to take such other steps necessary to effect the registration and sale of the Registrable Securities contemplated thereby.

1.8 Indemnification.

(a) The Company will indemnify each Holder, each of its officers, directors, partners and members, legal counsel, accountants and investment advisers and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the

Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation (or alleged violation) by the Company of the Securities Act, any state or other securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, members, legal counsel, accountants and investment advisers and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

(b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, legal counsel and accountants and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder and Other Stockholder, and each of their officers, directors, and partners, and each person controlling such Holder or Other Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Stockholders, directors, officers, legal counsel and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld). In no event shall any indemnity under this Section 1.8(b), when taken together with any contribution under Section 1.8(d), exceed the net proceeds from the offering received by such Holder.

(c) Each party entitled to indemnification under this Section 1.8 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Section 1, only to the extent such failure is prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d) If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, however, that in no event shall any contribution by a Holder under subsection (d) of this Section 1.8 (when taken together with any amounts paid pursuant to Section 1.8(b) above) exceed the net proceeds from the offering received by such Holder. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The obligations of the Company and Holders under this Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.9 Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section l.

1.10 Limitations on Subsequent Registration Rights. After the date of this Agreement, the Company shall not, without the prior written consent of holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company (i) giving such holder or prospective holder any registration rights the terms of which are more favorable than or on parity with the registration rights granted to the Holders hereunder or (ii) granting “piggyback” registration rights which would reduce the number of shares includable by holders of Registrable Securities in any registration.

1.11 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use commercially reasonable efforts to:

(a) Make and keep adequate current public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

(c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

1.12 Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to a Holder by the Company under this Section 1 may be transferred or assigned by a Holder only to (a) a transferee or assignee who after such transfer or assignment holds not less than two percent (2%) of the Registrable Securities (subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like); (b) partners, retired partners, members, retired members or other equity owners or affiliates of such Holder or to the estate of any such individuals; (c) a venture capital, private equity or other investment fund that is controlled by or under common control with one or more general partners or managing members of, or shares the same management company or investment adviser with, such Holder; or (d) a Family Member of such Holder or a trust for the benefit of such Holder or Family Member; provided, however, that in each such case the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, such transfer or assignment is effected in accordance with Section 1.2 hereof, and the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement.

1.13 “Market Stand-Off” Agreement.

(a) Each Holder agrees that such Holder shall not sell or otherwise transfer, dispose of, make any short sale of, grant any option for the purchase of, or enter into any hedging of similar transaction with the same economic effect as a sale of, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) (i) during the one hundred eighty (180) days following the effective date of the registration statement of the Company with respect to an Initial Public Offering (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation) or (ii) if, and only if, such Holder participates in any offering other than an Initial Public Offering, during the ninety (90) days from the date of such prospectus or such shorter period as may be agreed by the managing underwriter or underwriters, in the case of such offering. The foregoing provisions of this Section 1.13 shall not apply to the sale of (i) any securities to an underwriter pursuant to an underwriting agreement or (ii) any securities acquired by an Investor pursuant to the Initial Public Offering or in the public markets following the Company’s Initial Public Offering, and shall only be applicable to the Holders if all then current officers and directors and greater than one percent (1%) stockholders of the Company enter into similar agreements. The underwriters in connection with any public offering subject to the provisions of this Section 1.13 are intended third party beneficiaries of this Section 1.13 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. If any of the obligations described in this Section 1.13 are waived or terminated with respect to any of the securities of any such Holder, officer, director or greater-than-one-percent stockholder (in any such case, the “Released Securities”), the foregoing provisions shall be waived or terminated, as applicable, to the same extent and with respect to the same percentage of securities of each Holder as the percentage of Released Securities represent with respect to the securities held by the applicable Holder, officer, director or greater-than-one-percent stockholder.

(b) The obligations described in this Section 1.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restriction until the end of the applicable periods. Each Stockholder agrees to execute a market standoff agreement with the underwriters in customary form consistent with the provisions of this Section 1.13.

1.14 Allocation of Registration Opportunities. Except as otherwise provided in this Agreement, in any circumstance in which all of the Registrable Securities and Other Shares requested to be included in a registration on behalf of the Holders or Other Stockholders cannot be so included as a result of limitations in the aggregate number of Registrable Securities and Other Shares that may be so included, the number of Registrable Securities and Other Shares (if any) shall be excluded, first by excluding Other Shares, pro rata on the basis of the number of Other Shares held by such Other Stockholders, and thereafter by excluding Registrable Securities, pro rata on the basis of the number of Registrable Securities held by such Holders, until the aggregate number of Registrable Securities and Other Shares (if any) may be included in such registration. If any Holder or Other Stockholder does not request inclusion of the maximum number of Registrable Securities and Other Shares allocated to such person pursuant to the above described formula, the remaining portion of such person’s allocation shall be reallocated among those requesting Holders and/or Other Stockholders whose allocations did not satisfy their requests, pro rata on the same basis as described above, and this procedure shall be repeated until all of the Registrable Securities and/or Other Shares that may be included in such registration on behalf of the Holders and/or Other Stockholders have been so allocated. For purposes of the preceding sentence concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a venture capital fund, private equity fund, other investment fund, partnership or corporation, the affiliated venture capital funds, private equity funds, other investment funds, partners, retired partners and stockholders of such Holder, or the estates and Family Members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

1.15 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.16 Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to Section 1.3, 1.4 or 1.5 hereof shall terminate upon the earlier of (a) such date after the closing of the Initial Public Offering as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90) day period without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) and such Holder holds less than one percent (1%) of outstanding capital stock of the Company; or (b) the expiration of five (5) years after the closing of the Initial Public Offering.

2. Covenants of the Company. The Company hereby covenants and agrees, so long as a Holder owns any Registrable Securities, as follows:

2.1 Basic Financial Information. The Company will furnish the following reports to each Major Holder:

(a) Within one hundred fifty (150) days after the end of each fiscal year of the Company, an audited consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income, cash flows and stockholders’ equity of the Company and its subsidiaries, if any, for such fiscal year, prepared in accordance with generally accepted accounting principles consistently applied.

(b) Within forty-five (45) days after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such period, prepared in accordance with generally accepted accounting principles consistently applied (except that such financial statements may be subject to normal year-end adjustments and may not contain all footnotes required by generally accepted accounting principles). Such financial statements shall also set forth applicable plan figures and variances from plan.

(c) Within thirty (30) days after the end of each month, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such monthly period, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such period, prepared in accordance with generally accepted accounting principles consistently applied (except that such financial statements may be subject to normal year-end adjustments and may not contain all footnotes required by generally accepted accounting principles. Such financial statements shall also set forth applicable plan figures and variances from plan.

(d) At least thirty (30) days prior to the beginning of each fiscal year, an annual budget and business plan for such fiscal year.

In addition, the Company shall promptly and accurately respond, and shall use commercially reasonable best efforts to cause its transfer agent to promptly respond, to requests for information made on behalf of any LCP Investor, Fidelity Investor, Wellington Investor or AllianceBernstein Investor relating to (a) accounting or securities law matters required in connection with its audit or (b) the actual holdings of such Investor, including in relation to the total outstanding shares; provided however, that the Company shall not be obligated to provide any such information that could reasonably result in a violation of applicable law or conflict with a confidentiality obligation of the Company.

2.2 Inspection Rights. The Company will afford to each Major Holder, and to such Major Holder’s accountants and counsel, reasonable access during normal business hours to all of the Company’s respective properties, books and records. Each such Major Holder shall have such other access to management and information as is necessary for it to comply with applicable laws and regulations and reporting obligations. The Company shall not be required to disclose details of contracts with or work performed for specific customers and other business partners where to do so would violate confidentiality obligations to those parties. Major Holders may exercise their rights under this Section 2.2 only for purposes reasonably related to their interests under this Agreement and related agreements. The rights granted pursuant to this Section 2.2 may not be assigned or otherwise conveyed by the Major Holders or by any subsequent transferee of any such rights without the prior written consent of the Company.

2.3 Matters Requiring Series F Director Approval. So long as the holders of Series F Preferred Stock are entitled to elect a Series F Director, the Company hereby covenants and agrees with each of the Investors that it shall not, without approval of the Board, which approval must include the affirmative vote or written consent of at least one of the Series F Directors, such affirmative vote or written consent not to be unreasonably withheld and such Series F Director(s) acting in accordance with fiduciary duties:

(a) materially change the principal business of the Company or enter into new lines of business or make other material changes to the existing business model;

(b) approve an annual budget for a future fiscal year;

(c) increase the number of shares reserved pursuant to the Company’s Amended and Restated 2011 Stock Incentive Plan (the “Plan Increase”);

(d) issue to employees, directors and officers of, or consultants or advisors to, the Company any stock grant, stock option, stock bonus, stock purchase or other equity incentive from shares reserved in connection with a Plan Increase; or

(e) hire or terminate the Company’s Chief Executive Officer or Chief Financial Officer, unless with respect to this clause (e), such action has been approved by all members of the Board other than the Series F Directors.

2.4 Directors’ and Officer’s Insurance; Reimbursement of Expenses. The Company shall use commercially reasonable efforts to maintain directors’ and officer’s insurance in an amount and upon policy limits and other terms reasonably acceptable to the Board. The Company will reimburse each member of the Board for reasonable out-of-pocket travel and related expenses incurred in attending board or committee meetings or any other customary activities involving Company business matters (such as meetings or trade shows) and that involve such travel or related expenses; provided however, that any individual out-of-pocket expense exceeding $10,000 shall require the prior approval of the Company (which approval shall not be unreasonably withheld). In addition to the foregoing, the Company will reimburse the LCP Investor for customary and reasonable out-of-pocket travel and related expenses actually incurred by it or any of its affiliates after the date hereof relating to any advisory services provided to the Company or any of its subsidiaries by the LCP Investor or its affiliates, in each case, including reasonable travel expenses to attend any meetings with the Company and / or its management team or other similar activities; provided however, that any individual out-of-pocket expense exceeding $10,000 shall require the prior approval of the Company (which approval shall not be unreasonably withheld). For the avoidance of doubt, the LCP Investor will not be entitled to a fee for the provision of any such advisory services.

2.5 Stock Vesting. All stock, stock options and other stock equivalents subject to grants made after the date hereof to employees, directors, consultants and other service providers of the Company will be subject to vesting as follows (unless otherwise approved by the Board): 25% of such shares shall vest twelve (12) months following the date of such grant, with the remaining 75% of such shares to vest in equal monthly installments over the following thirty-six (36) months.

2.6 Proprietary Information and Inventions Agreements. The Company shall require each employee and consultant with access to confidential information and/or trade secrets to sign a proprietary information and inventions agreement providing that (i) he or she will maintain all Company proprietary information in confidence, (ii) he or she will assign all inventions created by him as an employee or consultant during his employment or service to the Company, and (iii) he or she will not disclose any information related to the Company’s work force and will not solicit any employees from the Company for a period of twelve months should his employment or service to the Company be terminated for any reason.

2.7 Termination of Covenants. The covenants set forth in this Section 2 shall terminate and be of no further force and effect upon the earlier to occur of (i) the closing of the Company’s Initial Public Offering, or (ii) the occurrence of a “Liquidation Event,” as such term is defined under the Company’s Amended and Restated Certificate of Incorporation, as in effect from time to time; provided that the covenants set forth in Sections 2.1 and 2.2 shall not terminate if, following, and as a result of, such Liquidation Event, the Major Holders hold equity in an entity that is not subject to the public company reporting requirements of the Exchange Act. The covenants in Section 2.1 and 2.2 hereof shall also terminate and be of no further force and effect at such time as the Company becomes subject to the public company reporting provisions of the Exchange Act.

2.8 Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose or divulge for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Subsection 2.7 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, (c) was known by the Investor prior to its disclosure by the Company, or (d) is or has been made known or disclosed to the Investor by a third party who is not known by the Investor (after reasonable inquiry) to have any obligation of confidentiality to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, investment advisor and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to a confidentiality undertaking substantially similar to the obligations under this Subsection 2.7; (iii) to any existing affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such person that such information is confidential and directs such person to maintain the confidentiality of such information; or (iv) as may otherwise be required by any governmental entity or by law, regulation or other legal process, provided that the Investor promptly notifies the Company of such disclosure (to the extent legally permissible) and, if requested by the Company, takes reasonable steps to minimize the extent of any such required disclosure. Notwithstanding the foregoing, (i) in the case of any LCP Investor, AllianceBernstein Investor, Glade Brook Investor, Fidelity Investor or Wellington Investor, such Investor may identify the Company and the value of such Investor’s security holdings in the Company in accordance with applicable investment reporting and disclosure regulations or internal policies and respond to routine examinations, demands, requests or reporting requirements of a regulator without prior notice to or consent from the Company, (ii) in the case of any LCP Investors, such Investor may disclose to its investors and potential investors, provided that such investors and potential investors are subject to confidentiality obligations substantially similar to those provided in this Section 2.8, (w) the name of the Company, the existence of its investment in the Company (including type of security), (x) the aggregate amount and value of such investment, (y) other summary financial information customarily provided on a confidential basis to such investors in the ordinary course of business as is reasonable, necessary and in line with past practice, provided that such summary financial information shall only be provided to potential investors in connection with ordinary course fund raising and related marketing or informational or reporting activities, in each case, consistent with past practice, and (iii) this Section 2.8 shall only apply to the LCP Investors for the period during which any LCP Investor or its affiliates hold any Registrable Securities and for the three (3) years thereafter.

3. Right of First Refusal.

3.1 Right of First Refusal. The Company hereby grants to each Major Holder the right of first refusal to purchase a pro rata share of New Securities (as defined in this Section 3.1) which the Company may, from time to time, propose to sell and issue. A Major Holder’s pro rata share, for purposes of this right of first refusal, is the ratio of the number of shares of Common Stock owned by such Major Holder immediately prior to the issuance of New Securities, assuming full conversion of the Shares and full conversion and exercise of all other convertible securities, rights, options and warrants to acquire Common Stock owned by such Major Holder, to the total number of shares of Common Stock outstanding immediately prior to the issuance of New Securities, assuming full conversion of the Shares and full conversion and exercise of all outstanding convertible securities, rights, options and warrants to acquire Common Stock of the Company. For purposes of this Section 3.1, the term “Major Holder” includes any general partners and affiliates of a Major Holder. A Major Holder shall be entitled to apportion the right of first refusal hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate. This right of first refusal shall be subject to the following provisions:

(a) “New Securities” shall mean any capital stock (including Common Stock and/or Preferred Stock) of the Company or any of its subsidiaries whether now authorized or not, and rights, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term “New Securities” does not include shares of Common Stock excluded from the definition of “Additional Shares of Common Stock” pursuant to Section B.4.4.1(d) (other than Subsection B.4.4.1(d)(xi) thereof) of the Company’s Amended and Restated Certificate of Incorporation, as in effect from time to time.

(b) If the Company or one of its subsidiaries, as applicable, proposes to undertake an issuance of New Securities, the Company shall give each Major Holder written notice of its intention, describing the type of New Securities, and their price and the general terms upon which the Company proposes to issue the same. Each Major Holder shall have twenty (20) days after any such notice is given to agree to purchase all or any portion of such Major Holder’s pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. The Company shall promptly, in writing, inform each Major Holder that elects to purchase all the shares available to it for purchase (a “Fully-Exercising Investor”) of any other Major Holder’s failure to do likewise. During the ten (10) day period commencing after such information is delivered to a Fully Exercising Investor, each Fully-Exercising Investor may elect to purchase up to that portion of the shares for which Major Holders were entitled to subscribe but which were not subscribed for by the Major Holders that is equal to the proportion that the number of shares of Common Stock owned by such Fully-Exercising Investor, assuming full conversion of the Shares and full conversion and exercise of all other convertible securities, rights, options and warrants to acquire Common Stock, bears to the total number of shares of Common Stock owned by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares, assuming full conversion of the Shares and full conversion and exercise of all other convertible securities, rights, options and warrants to acquire Common Stock, or such greater amount of such shares as may be available as a result of any Fully-Exercising Investor not fully exercising their right to acquire additional shares.

(c) If the Major Holders fail to exercise fully the right of first refusal within the periods provided in Section 3.1(b) hereof, the Company or one of its subsidiaries, as applicable, shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within thirty (30) days from the date of such agreement) to sell the New Securities with respect to which the Major Holders’ right of first refusal set forth in this Section 3.1 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company’s notice to the Major Holders pursuant to Section 3.1(b) hereof. If the Company or one of its subsidiaries, as applicable, has not sold the New Securities within the times specified in the prior sentence, the Company or its subsidiary, as applicable, shall not thereafter issue or sell any New Securities without first again offering such securities to the Major Holders in the manner provided in Section 3.1(b) hereof.

3.2 Amendment. The right of first refusal set forth in Section 3.1 hereof may not be assigned or transferred, except that (a) such right is assignable by each Major Holder to any affiliate, affiliated venture fund, affiliated private equity fund, affiliated investment fund, wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Securities Act, controlling, controlled by or under common control with, any such Major Holder, and (b) such right is assignable between and among any of the Major Holders.

3.3 Termination. The right of first refusal set forth in Section 3.1 hereof shall terminate and be of no further force and effect upon, the earlier to occur of (a) the closing of the Company’s Initial Public Offering, or (b) the occurrence of a Liquidation Event.

4. Miscellaneous

4.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware without regard to conflict of laws provisions thereof.

4.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of any Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.3 Entire Agreement; Amendment; Waiver. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Any term of this Agreement may be amended, waived or terminated (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and holders of a majority in interest of the Registrable Securities (including a majority of the outstanding Registrable Securities not then held by LCP Investors); provided, however, that in the case such amendment, waiver or termination adversely affects a holder of Registrable Securities disproportionately as compared to the other holders of Registrable Securities (other than (x) as a result of such holders owning different amounts of shares of Registrable Securities as compared to other holders of Registrable Securities similarly affected or (y) amendments or waivers with respect to terms that are specific to any holder of Registrable Securities), such waiver, termination or amendment shall require the prior consent of such adversely affected holder of Registrable Securities (or, in the case of provisions that grant rights to the Major Holders, the holders of a majority in interest of the Registrable Securities held by Major Holders; provided, however, that in the case such amendment, waiver or termination adversely affects a Major Holder disproportionately as compared to the other Major Holders, such waiver, termination or amendment shall require the prior consent of such affected Major Holder); provided further, that in the case such amendment, waiver or termination applies to Section 1.3, Section 2.1, Section 2.2 or Section 3 (including by amending relevant definitions of the Company’s Amended and Restated Certificate of Incorporation) and adversely affects the LCP Initiating Holders (for Section 1.3) or any LCP Investor (for Sections 2.1, 2.2 and 3), such waiver, termination or amendment shall require the prior consent of the LCP Initiating Holders or such affected LCP Investor, as applicable; provided further that any amendment, waiver or termination of Section 1.13 that adversely affects holders of Series C Preferred Stock shall require the prior written consent of holders of at least a majority of the shares of Series C Preferred Stock; provided further that any amendment, waiver or termination of Section 1.13 that adversely affects holders of Series D Preferred Stock shall require the prior written consent of holders of at least a majority of the shares of Series D Preferred Stock; provided further that any amendment, waiver or termination of Section 1.13 that adversely affects holders of Series E Preferred Stock shall require the prior written consent of holders of at least a majority of the shares of Series E Preferred Stock; and provided further that any amendment, waiver or termination of (i) Section 1.13 that adversely affects holders of Series F Preferred Stock or (ii) Section 2.3 shall require the prior written consent of holders of at least a majority of the shares of Series F Preferred Stock. Any such amendment, waiver or termination shall be binding on all Holders. In addition, the Company may waive performance of any obligation owing to it other than the market stand-off obligations under Section 1.13 hereof, as to some or all of the Holders, or agree to accept alternatives to such performance, without obtaining the consent of any Holder.

4.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing, addressed (a) if to an Investor, only as indicated on the List of Investors attached hereto as Schedule A, Schedule B, Schedule C, Schedule D, Schedule E, Schedule F and Schedule G or at such other address as such Investor shall have furnished to the Company in writing at least ten (10) days prior to any notice to be given hereunder, or (b) if to the Company, at its principal office, Attention: Chief Executive Officer, or at such other address as the Company shall furnish to each Investor in writing at least ten (10) days prior to any notice to be given hereunder, with copies, which shall not constitute notice, to (i) the Company’s Executive Vice President and General Counsel at the address described above and (ii) Cooley LLP, 1333 2nd Street, Suite 400, Santa Monica, California 90401-4100, Attention: C. Thomas Hopkins. All such notices and other written communications shall be deemed effectively given upon personal delivery to the party to be notified (or upon the date of attempted delivery where delivery is refused) or, if sent by facsimile, upon receipt of appropriate written confirmation of receipt, or, if sent by mail, five (5) days after deposit with the United States Postal Service, or, if by air courier, one (1) day after deposit with a next day air courier, with postage and fees prepaid and addressed to the party entitled to such notice, or, if sent by electronic mail, when directed to any electronic mail address set forth on Schedule A, Schedule B, Schedule C, Schedule D, Schedule E, Schedule F and/or Schedule G hereto.

4.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

4.6 Severability. Unless otherwise expressly provided herein, a Holder’s rights hereunder are several rights, not rights jointly held with any of the other Holders. If any provision of this Agreement is held to be illegal or unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

4.7 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.8 Counterparts; Facsimile Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature shall be deemed to have the same effect as if the original signature had been delivered to the other party.

4.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement (including without limitation the determination of the satisfaction of any applicable thresholds), and such affiliated entities or persons may apportion such rights as among themselves in any manner they deem appropriate.

4.10 Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party may be entitled.

4.11 Acknowledgment. The Company acknowledges that the Investors are in the business of venture capital and/or private equity investing and therefore review the business plans and related proprietary information of many enterprises, including enterprises which may have products or services which compete directly or indirectly with those of the Company. Nothing in this Agreement shall preclude or in any way restrict the Investors from investing or participating in any particular enterprise whether or not such enterprise has products or services which compete with those of the Company.

4.12 Amendment of Prior Agreement. The Prior Agreement is hereby amended and superseded in its entirety and restated herein. Such amendment and restatement is effective upon the execution of this Agreement by the Company and the parties required for an amendment pursuant to Section 4.3 of the Prior Agreement. Upon such execution, all provisions of, rights granted and covenants made in the Prior Agreement are hereby terminated, waived, released and superseded in their entirety by the provisions hereof and shall have no further force or effect, including without limitation all, all rights of first refusal and any notice period associated therewith otherwise applicable to the transaction associated with the Series F Preferred Stock Purchase Agreement among the Company and the Series F Investors dated as of the date hereof.

4.13 No Third-Party Beneficiaries. Except as expressly set forth in Sections 1.8 and 1.13 (only with respect to the underwriters in connection with any public offering as detailed in Section 1.13), this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing expressed or referred to in this Agreement will be construed to give any person, other than the parties to this Agreement and such permitted assigns, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement, whether as third party beneficiary or otherwise.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

COMPANY:

THE HONEST COMPANY, INC.

By:	/s/ Nikolaos A. Vlahos
Nikolaos A. Vlahos
Chief Executive Officer

Address: 12130 Millennium Dr., #500
Los Angeles, CA 90094

THE HONEST COMPANY, INC.

INVESTORS’ RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTORS:

THC SHARED ABACUS, LP

By: Its General Partner
C8 Management LLC

By:	/s/ Scott Dahnke
Name:	Scott Dahnke
Title:	Authorized Signatory

THE HONEST COMPANY, INC.

INVESTORS’ RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTORS:

FIDELITY PURITAN TRUST: FIDELITY PURITAN FUND

By:	/s/ Courtney Bedell
Name:	Courtney Bedell
Title:	Proxy Analyst

FIDELITY MT. VERNON STREET TRUST: FIDELITY SERIES GROWTH COMPANY FUND

By:	/s/ Courtney Bedell
Name:	Courtney Bedell
Title:	Proxy Analyst

FIDELITY GROWTH COMPANY COMMINGLED POOL
By: Fidelity Management & Trust Co.

By:	/s/ Courtney Bedell
Name:	Courtney Bedell
Title:	Proxy Analyst

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND

By:	/s/ Courtney Bedell
Name:	Courtney Bedell
Title:	Proxy Analyst

THE HONEST COMPANY, INC.

INVESTORS’ RIGHTS AGREEMENT

SIGNATURE PAGE

FIDELITY BLUE CHIP GROWTH COMMINGLED POOL
By: Fidelity Management & Trust Co.

By:	/s/ Courtney Bedell
Name:	Courtney Bedell
Title:	Proxy Analyst

PYRAMIS LIFECYCLE BLUE CHIP GROWTH COMMINGLED POOL
By: Pyramis Global Advisors Trust Company, as Trustee

By:	/s/ Courtney Bedell
Name:	Courtney Bedell
Title:	Proxy Analyst

FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH FUND

By:	/s/ Courtney Bedell
Name:	Courtney Bedell
Title:	Proxy Analyst

FIDELITY SECURITIES FUND: FIDELITY SERIES BLUE CHIP GROWTH FUND

By:	/s/ Courtney Bedell
Name:	Courtney Bedell
Title:	Proxy Analyst

THE HONEST COMPANY, INC.

INVESTORS’ RIGHTS AGREEMENT

SIGNATURE PAGE

FIDELITY TREND FUND: FIDELITY TREND FUND

By:	/s/ Courtney Bedell
Name:	Courtney Bedell
Title:	Proxy Analyst

FIDELITY SECURITIES FUND: FIDELITY OTC PORTFOLIO

By:	/s/ Courtney Bedell
Name:	Courtney Bedell
Title:	Proxy Analyst

FIDELITY OTC COMMINGLED POOL
By: Fidelity Management & Trust Co.

By:	/s/ Courtney Bedell
Name:	Courtney Bedell
Title:	Proxy Analyst

VARIABLE INSURANCE PRODUCTS FUND IV: CONSUMER STAPLES PORTFOLIO

By:	/s/ Courtney Bedell
Name:	Courtney Bedell
Title:	Proxy Analyst

FIDELITY GROUP TRUST FOR EMPLOYEE BENEFIT PLANS: FIDELITY GROWTH COMMINGLED POOL

By:	/s/ Courtney Bedell
Name:	Courtney Bedell
Title:	Proxy Analyst

THE HONEST COMPANY, INC.

INVESTORS’ RIGHTS AGREEMENT

SIGNATURE PAGE

FIAM TARGET DATE BLUE CHIP GROWTH COMMINGLED POOL
By: Fidelity Institutional Asset Management Trust Company as Trustee

By:	/s/ Courtney Bedell
Name:	Courtney Bedell
Title:	Proxy Analyst

FIDELITY SECURITIES FUND: FIDELITY FLEX LARGE CAP GROWTH FUND

By:	/s/ Courtney Bedell
Name:	Courtney Bedell
Title:	Proxy Analyst

FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH K6 FUND

By:	/s/ Courtney Bedell
Name:	Courtney Bedell
Title:	Proxy Analyst

THE HONEST COMPANY, INC.

INVESTORS’ RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTORS:

HARTFORD SMALL COMPANY HLS FUND
By: Wellington Management Company LLP, as investment adviser

/s/ Valerie Tipping
Valerie Tipping
Managing Director and Counsel

John Hancock Funds II Small Cap Stock Fund

By: Wellington Management Company LLP, as investment adviser

/s/ Valerie Tipping
Valerie Tipping
Managing Director and Counsel

JOHN HANCOCK PENSION PLAN
By: Wellington Management Company LLP, as investment adviser

/s/ Valerie Tipping
Valerie Tipping
Managing Director and Counsel

JOHN HANCOCK VARIABLE INSURANCE TRUST SMALL CAP GROWTH TRUST
By: Wellington Management Company LLP, as investment adviser

/s/ Valerie Tipping
Valerie Tipping
Managing Director and Counsel

THE HONEST COMPANY, INC.

INVESTORS’ RIGHTS AGREEMENT

SIGNATURE PAGE

MASSMUTUAL SELECT SMALL CAP GROWTH EQUITY FUND
By: Wellington Management Company LLP, as investment adviser

/s/ Valerie Tipping
Valerie Tipping
Managing Director and Counsel

MML SMALL CAP GROWTH EQUITY FUND
By: Wellington Management Company LLP, as investment adviser

/s/ Valerie Tipping
Valerie Tipping
Managing Director and Counsel

Eversource Retirement Plan Master Trust

By: Wellington Management Company LLP, as investment adviser

/s/ Valerie Tipping
Valerie Tipping
Managing Director and Counsel

THE HONEST COMPANY, INC.

INVESTORS’ RIGHTS AGREEMENT

SIGNATURE PAGE

THE HARTFORD CAPITAL APPRECIATION FUND
By: Wellington Management Company LLP, as investment adviser

/s/ Valerie Tipping
Valerie Tipping
Managing Director and Counsel

THE HARTFORD SMALL COMPANY FUND
By: Wellington Management Company LLP, as investment adviser

/s/ Valerie Tipping
Valerie Tipping
Managing Director and Counsel

SA WELLINGTON CAPITAL
APPRECIATION PORTFOLIO
By: Wellington Management Company LLP, as investment adviser

/s/ Valerie Tipping
Valerie Tipping
Managing Director and Counsel

HARTFORD CAPITAL APPRECIATION HLS FUND
By: Wellington Management Company LLP, as investment adviser

/s/ Valerie Tipping
Valerie Tipping
Managing Director and Counsel

THE HONEST COMPANY, INC.

INVESTORS’ RIGHTS AGREEMENT

SIGNATURE PAGE

HARTFORD GLOBAL CAPITAL APPRECIATION FUND
By: Wellington Management Company LLP, as investment adviser

/s/ Valerie Tipping
Valerie Tipping
Managing Director and Counsel

HARTFORD GROWTH OPPORTUNITIES HLS FUND
By: Wellington Management Company LLP, as investment adviser

/s/ Valerie Tipping
Valerie Tipping
Managing Director and Counsel

SA MULTI-MANAGED MID CAP GROWTH PORTFOLIO
By: Wellington Management Company LLP, as investment adviser

/s/ Valerie Tipping
Valerie Tipping
Managing Director and Counsel

MID CAP STOCK FUND
By: Wellington Management Company LLP, as investment adviser

/s/ Valerie Tipping
Valerie Tipping
Managing Director and Counsel

THE HONEST COMPANY, INC.

INVESTORS’ RIGHTS AGREEMENT

SIGNATURE PAGE

MID CAP STOCK TRUST
By: Wellington Management Company LLP, as investment adviser

/s/ Valerie Tipping
Valerie Tipping
Managing Director and Counsel

THE HARTFORD GROWTH OPPORTUNITIES FUND
By: Wellington Management Company LLP, as investment adviser

/s/ Valerie Tipping
Valerie Tipping
Managing Director and Counsel

THE HONEST COMPANY, INC.

INVESTORS’ RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTORS:

INSTITUTIONAL VENTURE PARTNERS XIII, L.P.

By: Institutional Venture Management XIII LLC
Its: General Partner

By:	/s/ Eric Liaw
Name:	Eric Liaw
Title:	Authorized Signatory

THE HONEST COMPANY, INC.

INVESTORS’ RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTORS:

GENERAL CATALYST GROUP V, L.P.

By: General Catalyst Partners V, L.P.
Its: General Partner

By: General Catalyst GP V, LLC
Its: General Partner

By:	/s/ Christopher McCain
Name:	Christopher McCain
Title:	Chief Legal Officer

GC ENTREPRENEURS FUND V, L.P.

By: General Catalyst Partners V, L.P.
Its: General Partner

By: General Catalyst GP V, LLC
Its: General Partner

By:	/s/ Christopher McCain
Name:	Christopher McCain
Title:	Chief Legal Officer

GENERAL CATALYST GROUP V SUPPLEMENTAL, L.P.

By: General Catalyst Partners V, L.P.
Its: General Partner

By: General Catalyst GP V, LLC
Its: General Partner

By:	/s/ Christopher McCain
Name:	Christopher McCain
Title:	Chief Legal Officer

THE HONEST COMPANY, INC.

INVESTORS’ RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTORS:

LIGHTSPEED VENTURE PARTNERS VIII, L.P.

By: Lightspeed General Partner VIII, L.P.
Its: general partner
By: Lightspeed Ultimate General Partner VIII, Ltd.
Its: general partner

By:	/s/ Jeremy Liew
Name:	Jeremy Liew
Title:	Duly Authorized Signatory

LIGHTSPEED VENTURE PARTNERS SELECT, L.P.

By: Lightspeed General Partner Select, L.P.
Its: general partner
By: Lightspeed Ultimate General Partner Select, Ltd.
Its: general partner

By:	/s/ Jeremy Liew
Name:	Jeremy Liew
Title:	Duly Authorized Signatory

THE HONEST COMPANY, INC.

INVESTORS’ RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTORS:

ICONIQ STRATEGIC PARTNERS, L.P.:
ICONIQ Strategic Partners, L.P.
a Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners GP, L.P.,
a Cayman Islands exempted limited partnership
Its: General Partner

By: ICONIQ Strategic Partners TT GP, Ltd.,
a Cayman Islands exempted company
Its: General Partner

By:	/s/ Greg Stanger
Name:	Greg Stanger
Title:	General Partner

ICONIQ STRATEGIC PARTNERS-B, L.P.:

ICONIQ Strategic Partners-B, L.P.
a Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners GP, L.P.,
a Cayman Islands exempted limited partnership
Its: General Partner

By: ICONIQ Strategic Partners TT GP, Ltd.,
a Cayman Islands exempted company
Its: General Partner

By:	/s/ Greg Stanger
Name:	Greg Stanger
Title:	General Partner

THE HONEST COMPANY, INC.

INVESTORS’ RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTORS:

THE BAM LIVING TRUST

By:	/s/ Brian S. Lee
Name:	Brian S. Lee
Title:	Trustee

THE HONEST COMPANY, INC.

INVESTORS’ RIGHTS AGREEMENT

SIGNATURE PAGE

SCHEDULE A

LIST OF SERIES A INVESTORS

SCHEDULE B

LIST OF SERIES A-1 INVESTORS

SCHEDULE C

LIST OF SERIES B INVESTORS

SCHEDULE D

LIST OF SERIES C INVESTORS

SCHEDULE E

LIST OF SERIES D INVESTORS

SCHEDULE F

LIST OF SERIES E INVESTORS

SCHEDULE G

LIST OF SERIES F INVESTORS